                                                                    EXHIBIT 99.1


                               LAND O'LAKES, INC.
                                  NEWS RELEASE

FOR MORE INFORMATION CONTACT:

Lydia Botham      651-481-2123
David Karpinski   651-481-2360


          LAND O'LAKES REPORTS $16.7 MILLION IN SECOND QUARTER EARNINGS
              YEAR-TO-DATE EARNINGS $62 MILLION ... UP $17 MILLION

July 26, 2004 (Arden Hills, MN) ... Land O'Lakes, Inc., today reported sales of $2.0 billion and net earnings of $16.7 million for the second quarter, as compared to $1.4 billion and $44.9 million for the second quarter of 2003. The company also reported year-to-date sales of $4.0 billion, up 41 percent over one year ago, and $61.9 million in net earnings, up from $44.6 million over the first two quarters of 2003. Land O'Lakes sales figures included $319 million from its MoArk (layers/eggs) joint venture, revenues which were not included in first-half 2003 reports. Factoring out those revenues, sales were up 30 percent year-to-date.

Company officials said strong dairy, egg and other commodity prices, particularly in the first quarter, were the primary force behind improved first-half sales and earnings. They added that second quarter results were affected by a softening of demand, market timing issues and a reaction to higher prices.

EBITDA (Earnings Before Interest Taxes, Depreciation, Amortization and other items), as calculated pursuant to the company's senior bank facilities, was $22.2 million for the second quarter and $87.7 million year-to-date, as compared to $45.8 million and $184.9 million, respectively, one year ago. Company officials indicated 2003 first-half EBITDA was bolstered by litigation settlement revenues. Excluding litigation settlements, 2004 first-half bank EBITDA of $83.2 million was up 21 percent over comparable 2003 bank EBITDA of $69.0 million.

As previously announced (in a news release dated June 25, 2004), the company determined that certain accounting adjustments would be required in the records of its Carlisle, Pa., dairy processing facility. The company also indicated that, to record these adjustments, it planned to restate financial results for certain prior periods, subject to audit by KPMG LLP, the company's independent auditor. Included in the financial information accompanying this release is an unaudited balance sheet for the year ended December 31, 2003, and unaudited statements of operations for the three- and six-month periods ended June 30, 2003, restated to reflect the necessary adjustments.
The company expects to provide further information regarding the adjustments, including restated financial information, by mid-August.

                                     -more-

Land O'Lakes 2Q -- Page 2 of 5

As previously indicated, the company estimates, on an unaudited basis, that such matters had a cumulative effect of overstating pretax earnings by approximately $26 million from 1997 through March 31, 2004. None of the anticipated adjustments will affect the company's cash balances or compliance with applicable indebtedness covenants.

The company has changed the personnel responsible for accounting at the Carlisle facility and has implemented accounting processes and controls which are utilized elsewhere in its Dairy Foods operations. The company, through its audit committee, is reviewing the need for implementation of additional controls and procedures.

STRATEGIC INITIATIVES
Company officials also commented on progress against several strategic initiatives.

In relation to BUILDING BALANCE SHEET STRENGTH, through the first half of 2004, the company made $126.5 million in payments on term debt. Land O'Lakes also reported strong liquidity, with $204.8 million available in cash-on-hand and unused borrowing capacity at the end of the quarter. The company is in compliance with all its financing covenants.

In discussing PORTFOLIO MANAGEMENT initiatives, the company reported progress in reducing its capital usage and exposure to market risk in Swine; the ongoing restructuring of its dairy manufacturing infrastructure; the Phase II expansion at Cheese and Protein International (CPI), its West Coast cheese and whey processing facility; as well as completion of the purchase of Farmland Industries' remaining 8-percent interest in Land O'Lakes Farmland Feed LLC, giving Land O'Lakes 100-percent ownership of the feed company.

In relation to BUILDING ITS BRANDED BUSINESSES AND PRODUCT LINES, Land O'Lakes reported continued growth in CROPLAN GENETICS-branded seed sales and AgriSolutions-branded crop protection product sales; an ongoing focus on LAND O LAKES and Purina-branded product lines in Feed; the performance of new, innovative proprietary feed products like RALLY(TM) dairy feed and PUSH(TM) sow feed; and positive performance by LAND O LAKES-branded Dairy Foods products including LAND O LAKES(R) Spreadable Butter with Canola Oil and the company's new 3-pound tub offering for LAND O LAKES(R) Fresh Buttery Taste(TM) Spread.

DAIRY FOODS
In Dairy Foods, Land O'Lakes reported second quarter sales of $1.0 billion, and an $18.7 million pretax loss for the quarter, as compared to $0.7 billion in sales and a $0.1 million pretax loss for the second quarter of 2003. Year-to-date, Land O'Lakes is reporting $1.9 billion in sales, up 48 percent over the $1.3 billion in first-half sales one year ago. The company is reporting a $7.9 million pretax loss in Dairy Foods, an $11.8 million improvement over the $19.7 million loss recorded in the first two quarters of 2003.

                                     -more-

Land O'Lakes 2Q -- Page 3 of 5

Company officials indicated strong market prices were a major factor to the increased sales dollars, adding that increased butter and cheese prices dampened demand somewhat in the second quarter. Year-to-date, the company indicated, retail branded butter and spreads volumes is up 3.5 percent, and retail branded cheese volume is basically flat. In addition, overall Foodservice volumes were up 26 percent over the first half of 2003.

The company reported improved performance in its Dairy Foods manufacturing operations, year-to-date and for the second quarter, driven in part by product mix adjustments (focusing on higher-margin Italian cheeses), the closing of its Volga, S.D., facility and a continued focus on operating and supply chain efficiency.

In relation to CPI, company officials indicated Phase II of the West Coast cheese facility, doubling its capacity, was completed on-time and within budget.

FEED
The Feed division reported $0.7 billion in sales and a $13.9 million pretax loss for the second quarter, as compared to sales of $0.6 billion and $11.5 million in pretax earnings for the second quarter of 2003. Year-to-date, Feed is reporting $1.4 billion in sales and a loss of $4.0 million, as compared to $1.2 billion in sales and $26.7 million in pretax earnings through June of 2003. First-half earnings for 2003 included $19.1 million in vitamin litigation settlement revenues, as compared to $4.4 million in 2004.

Land O'Lakes indicated units were strong in the lifestyle feeds segment, where volumes were up 10 percent for the second quarter and 11 percent year-to-date. Lifestyle volume increases were led by horse feed and companion animal feeds.

The company added that overall volume and earnings were affected by continued challenges in the livestock feed segment, where volumes were down 1 percent for the quarter and year-to-date. In this segment, declines in feedlot, swine feeds and commodity blends were somewhat offset by gains in dairy, grass cattle and poultry feed volumes.

Land O'Lakes also reported a modest gain in formula feed volume and basically flat volumes in animal milk replacers.

LAYERS/EGGS
The company participates in the layers/eggs industry through its MoArk joint venture, which has benefited from strong egg markets over the first half of the year. For the second quarter, the company recorded $143.3 million in sales and $7.6 million in pretax earnings. Second quarter earnings are up from a $0.3 million loss for the second quarter of 2003. (Note: MoArk sales were not consolidated in 2003 Land O'Lakes first-half financial reports.)

Year-to-date sales in eggs totaled $318.6 million, with pretax earnings through June of $36.9 million. For the first-half of 2003, the company reported $0.6 million in pretax earnings in Layers/Eggs.

                                     -more-

Land O'Lakes 2Q -- Page 4 of 5

Land O'Lakes credited the improved performance primarily to market improvements, with egg prices averaging $1.06/dozen over the first six-months of 2004, a 23 cents/dozen increase over the same period one year ago. Company officials did indicate there was some softening of the market in the second quarter. During the quarter, average egg prices were 92 cents/dozen, lagging behind the first quarter, but up from second-quarter 2003's 81 cents/dozen.

Additional factors contributing to improved performance in eggs were improved productivity and the capturing of growth-related synergies. The company also reported continued growth in the sales of LAND O LAKES and Eggland's Best(TM) branded eggs.

SWINE
The company continued to make progress in its efforts to reduce its capital usage and exposure to market risk in Swine. Those efforts were reflected in 19-percent reduction in Swine volume year-to-date, with the bulk of that reduction coming in higher risk swine programs.

Despite reduced volume, second quarter Swine sales totaled $23.5 million, up slightly from $22.5 million for the second quarter of 2003. Company officials said this was due to a $11.30/cwt. (26 percent) improvement in hog prices. For the quarter, the company reported a $4.5 million pretax loss in Swine, as compared to a $1.1 million pretax loss for the second quarter of 2003. During the quarter, improved hog prices were substantially offset by increased feed costs, with average corn prices up 29 percent and soymeal up 60 percent over the same period one year ago. Year-to-date, average hog prices are up 25 percent, while corn and soymeal prices are up 23 percent and 54 percent over 2003, respectively.

Swine sales through June totaled $46.0 million, up slightly from $43.7 million for the first two quarters of 2003. Year-to-date, the company is reporting a $7.8 million loss in Swine, as compared to a $5.2 million loss through June 2003.

SEED
For the second quarter, Land O'Lakes Seed is reporting sales of $131.0 million and pretax earnings of $3.2 million, as compared to $111.1 million in sales and pretax earnings of $5.0 million one year ago. Year-to-date, the company is reporting $374.4 million in sales and $17.1 million pretax earnings, as compared to $303.0 million in sales and earnings of $15.6 million one year ago.

The company reported volume increases, through the first two quarters, of 19 percent in corn, 13 percent in soybeans and 10 percent in alfalfa.

AGRONOMY
Land O'Lakes conducts its Agronomy business through Agriliance, a joint venture in which the company holds a 50-percent ownership interest. Second quarter Agronomy earnings totaled $38.0 million, as compared to $42.0 million for the second quarter of last year. Year-to-date, Agronomy operations contributed $38.1 million in pretax earnings, up from $33.2 million for the first two quarters of 2003. Sales from the agronomy joint venture are not consolidated in Land O'Lakes financial reports.

                                     -more-

Land O'Lakes 2Q -- Page 5 of 5

CONFERENCE CALL
The national food and agricultural cooperative will discuss these results in a conference call scheduled for 1:00 p.m., Eastern Daylight Time, July 26, 2004. The dial-in numbers are: USA -- 1-800-540-0559; International -- 1-785-832-1508.
The passcode is "Land O'Lakes." A replay of the conference call will be available through August 9, 2004, at: USA -- 1-800-938-2305; International -- 1-402-220-1126. The replay access ID is #4957.

Land O'Lakes, Inc. (www.landolakesinc.com) is a national farmer-owned food and agricultural cooperative with annual sales of more than $6 billion. Land O'Lakes does business in all 50 states and more than 50 countries. It is a leading marketer of a full line of dairy-based consumer, foodservice and food ingredient products across the United States; serves its international customers with a variety of food and animal feed ingredients; and provides farmers and ranchers with an extensive line of agricultural supplies (feed, seed, crop nutrients and crop protection products) and services.

                              CAUTIONARY STATEMENT.
This press release contains forward-looking statements which can be identified by the use of forward-looking terminology such "estimates", "plans", "believes," "expects," "may," "should," "anticipates" or "forecasts" or the negative thereof. Such statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others: the aggregate value of and impact on the company of the company's inquiry into accounting adjustments at the Carlisle facility described herein, including completion of or changes in the current investigation and any restatement of previously announced financial results; and other risk factors referenced in the company's annual report filed on Form 10-K for the year ended December 31, 2003, which can be found on the Securities and Exchange Commission web site (www.sec.gov) and the company's website (www.landolakesinc.com). The company undertakes no obligation to update the forward-looking information contained in this press release.
                                      -30-

Attachments:  Financial Statements

                       LAND O' LAKES EBITDA RECONCILIATION
                                   (UNAUDITED)

                              RESTATED BANK EBITDA


                                                      2004                         2003
                                                     -------   ---------------------------------------------
                                                     1ST QTR    4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                     -------   ---------    --------    --------    --------
NET EARNINGS (LOSS) - PRIOR TO RESTATEMENT            46,529      40,591      (1,363)     44,681        (371)
                                                     =======   =========    ========    ========    ========

NET EARNINGS (LOSS) - RESTATED                        45,126      39,076      (1,634)     44,932        (380)

Income tax expense (benefit)                          16,318       9,578       1,696      11,943      (5,614)
Minority interest in earnings of subsidiaries          1,400       2,727         723       1,427       1,489
Equity in (earnings) loss of affiliated companies    (17,414)     (1,127)     (5,587)    (51,414)        983
Interest expense, net                                 23,701      22,996      20,982      19,203      19,913
Cash (non-cash) patronage income                         779          79         607       1,671        (357)
Joint venture cash distributions                       9,509      32,166       4,945         990       1,808
Depreciation and amortization                         27,560      29,572      29,456      27,362      26,642
Non-cash impairment charges                              500       3,612          --         250          92
One-time items included (excluded) in bank EBITDA         25         474          24      (7,541)       (850)
Restructuring charges less cash paid                     (17)        142        (275)     (1,005)       (195)
Cash received on legal accrual                            --          --          --          --      96,707
Unrealized hedging gain                              (13,152)    (12,565)       (923)     (3,203)     (2,771)
Unrestricted entities - Ebitda                       (28,825)    (25,509)    (12,237)      1,218       1,578

                                                     -------    --------    --------    --------    --------
BANK EBITDA - RESTATED                                65,510     101,221      37,777      45,833     139,045
                                                     =======    ========    ========    ========    ========
INTEREST EXPENSE COVERAGE RATIO

Prior to Restatement                                    3.69        4.54        4.18        4.05        4.47

Restated                                                3.64        4.51        4.17        4.04        4.43

LEVERAGE RATIO

Prior to Restatement                                    2.85        2.61        2.70        2.70        2.65

Restated                                                2.89        2.63        2.71        2.71        2.67

                       LAND O' LAKES EBITDA RECONCILIATION


                                       THREE MONTHS ENDED JUNE 30, 2004
----------------------------------------------------------------------------------------------------------------
                                                                                                    CONSOLIDATED
                                              DAIRY FOODS    FEED        SEED     SWINE     OTHER        LOL
                                              -----------  --------    -------   -------   -------- ------------
NET (LOSS) EARNINGS                             (12,516)    (7,849)     2,344    (2,774)    37,538     16,743

Income tax (benefit) expense                     (6,217)    (6,086)       879    (1,697)     8,491     (4,630)
Minority interest in earnings of subsidiaries        --       (280)        --        --         --       (280)
Equity in earnings of affiliated companies       (2,146)      (444)        --      (587)   (45,935)   (49,112)
Interest expense, net                             7,633      5,790        659     1,299      4,955     20,336
Cash (non-cash) patronage income                    326       (211)         1        --        558        674
Joint venture cash distributions                    537        163         --       281      3,300      4,281
Depreciation and amortization                     9,570      9,851        476       909      6,244     27,050
Non-cash impairment charges                          --        210        980        --         --      1,190
One-time items included in bank EBITDA               17         --         --        --         --         17
Restructuring charges less cash paid                (23)      (164)        --      (187)
Cash received on legal accrual                       --         --         --        --         --         --
Unrealized hedging loss                           5,759      9,718        486     3,859      1,806     21,628
Unrestricted entities - Ebitda                     (652)    (1,322)         1        --    (13,510)   (15,483)
                                                -------    -------    -------   -------    -------    -------
BANK EBITDA                                       2,288      9,376      5,826     1,290      3,447     22,227
                                                =======    =======    =======   =======    =======    =======

Gain on legal settlements in Bank EBITDA             --         --         --        --         --         --

                                                -------    -------    -------   -------    -------    -------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS       2,288      9,376      5,826     1,290      3,447     22,227
                                                =======    =======    =======   =======    =======    =======

                       LAND O' LAKES EBITDA RECONCILIATION


                                       THREE MONTHS ENDED JUNE 30, 2003
-----------------------------------------------------------------------------------------------------------------
                                                                                                     CONSOLIDATED
                                               DAIRY FOODS   FEED       SEED      SWINE      OTHER       LOL
                                               ----------- --------    ------     ------    -------  ------------
NET (LOSS) EARNINGS (1)                            (112)     8,141      2,030      1,896     32,977     44,932

Income tax expense (benefit)                         20      3,378      2,989     (3,043)     8,599     11,943
Minority interest in earnings of subsidiaries        --      1,427         --         --         --      1,427
Equity in earnings of affiliated companies       (1,760)      (176)        --        (75)   (49,403)   (51,414)
Interest expense, net                             7,727      6,092        681      1,396      3,306     19,202
Cash (non-cash) patronage income                  1,368       (854)        (3)        --      1,161      1,672
Joint venture cash distributions                    396        594         --         --         --        990
Depreciation and amortization                    10,694     11,242        631        869      3,926     27,362
Non-cash impairment charges                          --         --        250         --         --        250
One-time items excluded in bank EBITDA           (4,992)    (1,391)        --         --     (1,158)    (7,541)
Restructuring charges less cash paid             (1,930)       615        310     (1,005)
Cash received on legal accrual                       --         --         --         --         --         --
Unrealized hedging gain                            (267)    (2,062)      (513)      (361)        --     (3,203)
Unrestricted entities - Ebitda                    2,467     (1,260)        (1)        --         12      1,218

                                                -------    -------    -------    -------    -------    -------
BANK EBITDA                                      13,611     25,746      6,374        682       (580)    45,833
                                                =======    =======    =======    =======    =======    =======

Gain on legal settlements in Bank EBITDA            (38)   (10,250)        --         --         --    (10,288)

                                                -------    -------    -------    -------    -------    -------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS      13,573     15,496      6,374        682       (580)    35,545
                                                =======    =======    =======    =======    =======    =======


(1) Net earnings are restated

                       LAND O' LAKES EBITDA RECONCILIATION

                                       SIX MONTHS ENDED JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------
                                                                                                     CONSOLIDATED
                                              DAIRY FOODS    FEED       SEED      SWINE      OTHER       LOL
                                              -----------  --------   --------   --------   -------  ------------
NET (LOSS) EARNINGS                              (5,227)      (974)    15,812     (4,822)    57,080     61,869

Income tax (benefit) expense                     (2,674)    (3,039)     1,326     (2,941)    19,016     11,688
Minority interest in earnings of subsidiaries        --      1,120         --         --         --      1,120
Equity in earnings of affiliated companies       (4,958)      (996)        --       (619)   (59,953)   (66,526)
Interest expense, net                            14,727     13,157      2,719      2,990     10,444     44,037
(Non-cash) cash patronage income                   (126)      (403)        (8)        --      1,990      1,453
Joint venture cash distributions                  2,746        163         --        281     10,600     13,790
Depreciation and amortization                    19,637     19,850        964      1,821     12,338     54,610
Non-cash impairment charges                          --        210      1,480         --         --      1,690
One-time items included in bank EBITDA               42         --         --         --         --         42
Restructuring charges less cash paid                149       (307)       (46)      (204)
Cash received on legal accrual                       --         --         --         --         --         --
Unrealized hedging (gain) loss                   (2,706)     4,235      3,339      3,854       (246)     8,476
Unrestricted entities - Ebitda                   (1,984)    (2,381)        --         --    (39,943)   (44,308)

                                                -------    -------    -------    -------    -------    -------
BANK EBITDA                                      19,626     30,635     25,586        564     11,326     87,737
                                                =======    =======    =======    =======    =======    =======

Gain on legal settlements in Bank EBITDA            (91)    (4,433)        --         --         --     (4,524)

                                                -------    -------    -------    -------    -------    -------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS      19,535     26,202     25,586        564     11,326     83,213
                                                =======    =======    =======    =======    =======    =======

                      LAND O' LAKES EBITDA RECONCILIATION

                                       SIX MONTHS ENDED JUNE 30, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CONSOLIDATED
                                                   DAIRY FOODS     FEED        SEED       SWINE       OTHER        LOL
                                                   -----------   --------   ---------   ---------   ---------  -----------
NET (LOSS) EARNINGS (1)                              (12,227)     17,957      14,201      (3,238)     27,859      44,552

Income tax (benefit) expense                          (7,455)      8,705       1,440      (1,980)      5,619       6,329
Minority interest in earnings of subsidiaries             --       2,916          --          --          --       2,916
Equity in (earnings) loss of affiliated companies     (1,130)       (732)         --         290     (48,859)    (50,431)
Interest expense, net                                 14,049      13,842       2,251       2,713       6,261      39,116
Cash (non-cash) patronage income                         918        (863)         (4)         --       1,263       1,314
Joint venture cash distributions                       2,093         705          --          --          --       2,798
Depreciation and amortization                         21,497      21,952       1,194       1,749       7,612      54,004
Non-cash impairment charges                               --          92         250          --          --         342
One-time items excluded in bank EBITDA                (4,992)     (2,231)         --          --      (1,168)     (8,391)
Restructuring charges less cash paid                  (2,125)        615         310          --          --      (1,200)
Cash received on legal accrual                            --      96,707          --          --          --      96,707
Unrealized hedging gain                                 (696)     (3,553)       (305)     (1,420)         --      (5,974)
Unrestricted entities - Ebitda                         4,776      (1,935)        (45)         --          --       2,796
                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA                                           14,708     154,177      19,292      (1,886)     (1,413)    184,878
                                                    ========    ========    ========    ========    ========    ========

Gain on legal settlements in Bank EBITDA                 (38)   (115,846)         --          --          --    (115,884)

                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS           14,670      38,331      19,292      (1,886)     (1,413)     68,994
                                                    ========    ========    ========    ========    ========    ========

                      LAND O' LAKES EBITDA RECONCILIATION

                                       LAST TWELVE MONTHS ENDED JUNE 30, 2004
-----------------------------------------------------------------------------------------------------------------------

                                                                                                           CONSOLIDATED
                                               DAIRY FOODS     FEED        SEED       SWINE       OTHER        LOL
                                               -----------  ---------   ---------   ---------    --------  ------------
NET EARNINGS (LOSS)                               15,003      14,448      14,732      (7,580)     62,708      99,311

Income tax expense (benefit)                         394       1,316      (1,652)     (4,775)     27,679      22,962
Minority interest in earnings of subsidiaries         --       4,570          --          --          --       4,570
Equity in earnings of affiliated companies        (8,780)     (1,905)         --        (804)    (61,751)    (73,240)
Interest expense, net                             29,785      27,448       3,998       6,159      20,625      88,015
(Non-cash) cash patronage income                    (305)     (1,834)         (7)         --       4,285       2,139
Joint venture cash distributions                   3,504       2,144          --         281      44,972      50,901
Depreciation and amortization                     40,454      41,895       1,926       3,620      25,743     113,638
Non-cash impairment charges                           --       1,465       2,693       1,144          --       5,302
One-time items included in bank EBITDA                91          --          --          --         449         540
Restructuring charges less cash paid                 639        (666)       (310)         --          --        (337)
Cash received on legal accrual                        --          --          --          --          --          --
Unrealized hedging (gain) loss                    (5,045)     (4,014)        999       3,294        (246)     (5,012)
Unrestricted entities - Ebitda                      (584)     (5,450)       (138)         --     (75,882)    (82,054)

                                                --------    --------    --------    --------    --------    --------
BANK EBITDA                                       75,156      79,417      22,241       1,339      48,582     226,735
                                                ========    ========    ========    ========    ========    ========

Gain on legal settlements in Bank EBITDA            (156)     (7,723)         --          --          --      (7,879)

                                                --------    --------    --------    --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS       75,000      71,694      22,241       1,339      48,582     218,856
                                                ========    ========    ========    ========    ========    ========


                      LAND O' LAKES EBITDA RECONCILIATION

                                       LAST TWELVE MONTHS ENDED JUNE 30, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CONSOLIDATED
                                                   DAIRY FOODS    FEED       SEED         SWINE      OTHER         LOL
                                                   -----------  ---------  ---------    ---------   --------   ------------
NET (LOSS) EARNINGS (1)                              (21,165)    117,946       8,422     (15,089)      5,136      95,250

Income tax (benefit) expense                         (22,845)     32,280       1,041      (9,294)       (799)        383
Minority interest in earnings of subsidiaries          2,548       5,926          19          --          --       8,493
Equity in (earnings) loss of affiliated companies       (613)     (1,724)        180       1,577     (38,160)    (38,740)
Interest expense, net                                 24,390      31,186       4,243       5,559      12,830      78,208
(Non-cash) cash patronage income                        (142)       (286)          3          --       1,383         958
Joint venture cash distributions                       5,207       2,720          --          --      17,500      25,427
Depreciation and amortization                         39,967      43,143       2,602       3,579      15,965     105,256
Non-cash impairment charges                           13,927       1,501         250          --          --      15,678
One-time items (excluded) included in bank EBITDA     (8,307)     22,654          --          --       1,616      15,963
Restructuring charges less cash paid                     110      (2,208)        310          --          --      (1,788)
Cash received on legal accrual                        (1,824)      1,824          --          --          --          --
Unrealized hedging loss (gain)                         4,367         233        (562)        143          --       4,181
Unrestricted entities - Ebitda                        20,637      (3,722)       (257)         --         (19)     16,639

                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA                                           56,257     251,473      16,251     (13,525)     15,452     325,908
                                                    ========    ========    ========    ========    ========    ========

Gain on legal settlements in Bank EBITDA                (552)   (141,469)         --          --          --    (142,021)

                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS           55,705     110,004      16,251     (13,525)     15,452     183,887
                                                    ========    ========    ========    ========    ========    ========

(1) Net earnings are restated

                      LAND O' LAKES EBITDA RECONCILIATION

                                       YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CONSOLIDATED
                                                      DAIRY FOODS    FEED        SEED        SWINE       OTHER        LOL
                                                      -----------  ---------   --------    ---------   ---------  ------------
NET (LOSS) EARNINGS (1)                                 (19,596)    130,636       6,701     (14,368)     (7,001)     96,372

Income tax (benefit) expense                            (16,653)     25,864       1,590      (8,801)     (5,802)     (3,802)
Minority interest in (loss) earnings of subsidiaries        (21)      5,380          19          --         109       5,487
Equity in loss (earnings) of affiliated companies           580      (1,560)         75       1,491     (23,261)    (22,675)
Interest expense, net                                    20,136      36,427       4,318       5,521      12,269      78,671
(Non-cash) cash patronage income                         (1,039)        906           1          --        (166)       (298)
Joint venture cash distributions                          6,998       2,910          --         150      17,500      27,558
Depreciation and amortization                            36,831      46,555       3,023       3,829      13,461     103,699
Non-cash impairment charges                              15,177       3,062          --          --          --      18,239
One-time items (excluded) included in bank EBITDA        (3,315)     25,893          --          --       2,784      25,362
Restructuring charges less cash paid                      2,414          --          --       2,414
Cash received on legal accrual                           (1,824)    (94,884)         --          --          --     (96,708)
Unrealized hedging loss (gain)                              393        (154)     (2,265)        887          --      (1,139)
Unrestricted entities - Ebitda                           20,561      (3,198)       (209)         --         104      17,258

                                                       --------    --------    --------    --------    --------    --------
BANK EBITDA                                              60,642     177,837      13,253     (11,291)      9,997     250,438
                                                       ========    ========    ========    ========    ========    ========

Gain on legal settlements in Bank EBITDA                 (1,342)    (57,494)         --          --          --     (58,836)

                                                       --------    --------    --------    --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS              59,300     120,343      13,253     (11,291)      9,997     191,602
                                                       ========    ========    ========    ========    ========    ========


                      LAND O' LAKES EBITDA RECONCILIATION

                                       YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              CONSOLIDATED
                                                   DAIRY FOODS     FEED       SEED        SWINE       OTHER        LOL
                                                   -----------  ---------   --------    ---------   --------- ------------
NET EARNINGS (LOSS) (1)                                8,003      33,379      13,121      (5,996)     33,487      81,994

Income tax (benefit) expense                          (4,387)     13,060      (1,538)     (3,814)     14,282      17,603
Minority interest in earnings of subsidiaries             --       6,366          --          --          --       6,366
Equity in (earnings) loss of affiliated companies     (4,952)     (1,641)         --         105     (50,657)    (57,145)
Interest expense, net                                 29,107      28,133       3,530       5,882      16,442      83,094
Cash (non-cash) patronage income                         739      (2,294)         (3)         --       3,558       2,000
Joint venture cash distributions                       2,851       2,686          --          --      34,372      39,909
Depreciation and amortization                         42,314      43,997       2,156       3,548      21,017     113,032
Non-cash impairment charges                               --       1,347       1,463       1,144          --       3,954
One-time items excluded in bank EBITDA                (4,943)     (2,231)         --          --        (719)     (7,893)
Restructuring charges less cash paid                  (1,635)        256          46      (1,333)
Cash received on legal accrual                            --      96,707          --          --          --      96,707
Unrealized hedging gain                               (3,035)    (11,802)     (2,645)     (1,980)         --     (19,462)
Unrestricted entities - Ebitda                         6,176      (5,004)       (183)         --     (35,939)    (34,950)

                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA                                           70,238     202,959      15,947      (1,111)     35,843     323,876
                                                    ========    ========    ========    ========    ========    ========

Gain on legal settlements in Bank EBITDA                (103)   (119,136)         --          --          --    (119,239)

                                                    --------    --------    --------    --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS           70,135      83,823      15,947      (1,111)     35,843     204,637
                                                    ========    ========    ========    ========    ========    ========


                                                                BANK CASH INTEREST EXPENSE
                                                                Interest expense, net                             82,948
                                                                Interest earned                                    5,422
                                                                Change in accrued interest                         1,543
                                                                Interest expense unrestricted subs               (10,583)
                                                                Amortization of financing costs                   (7,735)
                                                                                                                --------
                                                                                                                  71,595
                                                                                                                ========


(1) Net earnings are restated

                       LAND O' LAKES EBITDA RECONCILIATION

                                       YEAR ENDED DECEMBER 31, 2004 PRIOR FORECAST
----------------------------------------------------------------------------------------------------------------------
                                                                                                          CONSOLIDATED
                                               DAIRY FOODS     FEED       SEED      SWINE       OTHER          LOL
                                               -----------  ---------   --------   ---------  ----------- ------------
NET EARNINGS (LOSS) .........................     18,000      26,824       9,500     (4,500)     17,000      66,824

Income tax expense (benefit) ................      2,000       4,700       1,000     (2,000)      6,000      11,700
Minority interest in earnings of subsidiaries       --         6,000        --         --          --         6,000
Equity in earnings of affiliated companies ..     (4,000)     (1,000)       --         --       (37,000)    (42,000)
Interest expense, net .......................     30,000      23,000       2,500      5,500      27,000      88,000
Joint venture cash distributions ............      3,000        --          --         --        36,000      39,000
Depreciation and amortization ...............     42,000      38,000       2,000      3,000      17,000     102,000
Unrestricted entities - Ebitda ..............     (8,000)     (5,000)       --         --       (34,000)    (47,000)

                                                --------    --------    --------   --------    --------    --------
BANK EBITDA .................................     83,000      92,524      15,000      2,000      32,000     224,524
                                                ========    ========    ========   ========    ========    ========

Gain on legal settlements in Bank EBITDA ....       --        (4,524)       --         --          --        (4,524)

                                                --------    --------    --------   --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS .     83,000      88,000      15,000      2,000      32,000     220,000
                                                ========    ========    ========   ========    ========    ========

                       LAND O' LAKES EBITDA RECONCILIATION

                                       YEAR ENDED DECEMBER 31, 2004 NEW FORECAST
---------------------------------------------------------------------------------------------------------------------
                                                                                                         CONSOLIDATED
                                               DAIRY FOODS     FEED       SEED       SWINE       OTHER       LOL
                                               -----------  ---------   --------   ---------   --------- ------------
NET EARNINGS (LOSS)                               15,500      15,324      16,500     (4,500)     17,000      59,824

Income tax expense (benefit)                       1,500       3,200       2,000     (2,000)      6,000      10,700
Minority interest in earnings of subsidiaries         --       6,000          --         --          --       6,000
Equity in earnings of affiliated companies        (4,000)     (1,000)         --         --     (37,000)    (42,000)
Interest expense, net                             30,000      23,000       2,500      5,500      27,000      88,000
Joint venture cash distributions                   3,000          --          --         --      44,000      47,000
Depreciation and amortization                     42,000      38,000       2,000      3,000      17,000     102,000
Unrestricted entities - Ebitda                    (8,000)     (5,000)         --         --     (34,000)    (47,000)

                                                --------    --------    --------   --------    --------    --------
BANK EBITDA                                       80,000      79,524      23,000      2,000      40,000     224,524
                                                ========    ========    ========   ========    ========    ========

Gain on legal settlements in Bank EBITDA              --      (4,524)         --         --          --      (4,524)

                                                --------    --------    --------   --------    --------    --------
BANK EBITDA EXLUDING LITIGATION SETTLEMENTS       80,000      75,000      23,000      2,000      40,000     220,000
                                                ========    ========    ========   ========    ========    ========


                                                            BANK CASH INTEREST EXPENSE
                                                            Interest expense, net                            88,000
                                                            Interest expense unrestricted subs              (12,000)
                                                            Interest related to securitization               (3,000)
                                                            Interest earned                                   5,000
                                                            Change in accrued interest                        1,000
                                                            Amortization of financing costs                  (7,000)
                                                                                                            -------
                                                                                                             72,000
                                                                                                            =======
